Note 19 - Stock-based Compensation	12 Months Ended
Dec. 31, 2015
Disclosure Of Compensation Related Costs Sharebased Payments [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]

NOTE 19: STOCK-BASED COMPENSATION

Kodak’s stock incentive plan is the 2013 Omnibus Incentive Plan (the “2013 Plan”).  The 2013 Plan is administered by the Executive Compensation Committee of the Board of Directors.

Officers, directors and employees of the Company and its consolidated subsidiaries are eligible to receive awards.  Stock options are generally non-qualified, are at exercise prices not less than 100% of the per share fair market value on the date of grant and expire seven years after the grant date.  Stock-based compensation awards granted under Kodak’s stock incentive plan are generally subject to a three-year vesting period from the date of grant.  Unless sooner terminated by the Executive Compensation Committee, no awards may be granted under the 2013 Plan after the tenth anniversary of the Effective Date.

The maximum number of shares of common stock that may be issued under the 2013 Plan is approximately 4.8 million. In addition, under the 2013 Plan, the maximum number of shares available for the grant of incentive stock options is 2.0 million shares. The maximum number of shares as to which stock options or stock appreciation rights may be granted to any one person under the 2013 Plan in any calendar year is 2.0 million shares. The maximum number of performance-based compensation awards that may be granted to any one employee under the 2013 Plan in any calendar year is 1.0 million shares or, in the event such award is paid in cash, $2.5 million. The maximum number of awards that may be granted to any non-employee director under the 2013 Plan in any calendar year may not exceed a number of awards with a grant date fair value of $900,000, computed as of the grant date.

Compensation expense is recognized on a straight-line basis over the service or performance period for each separately vesting tranche of the award and is adjusted for actual forfeitures before vesting.  Kodak assesses the likelihood that performance-based shares will be earned based on the probability of meeting the performance criteria.  For those performance-based awards that are deemed probable of achievement, expense is recorded, and for those awards that are deemed not probable of achievement, no expense is recorded. Kodak assesses the probability of achievement each quarter.

Restricted Stock Units

Restricted stock units are payable in shares of the Company common stock upon vesting.  The fair value is based on the closing market price of the Company’s stock on the grant date.  Compensation cost related to restricted stock units was $7 million for the years ended December 31, 2015 and 2014 and $1 million for the four months ending December 31, 2013.

As of December 31, 2015, there was $6 million of unrecognized compensation cost related to restricted stock units.  The cost is expected to be recognized over a weighted average period of 1.5 years.

The following table summarizes information about restricted stock unit activity for the year ended December 31, 2015:

	Number of Restricted Stock Units	Weighted-Average Grant Date Fair Values
Outstanding on December 31, 2014	685,430	$22.15
Granted	387,187	$14.86
Vested	(237,957)	$21.73
Forfeited	(60,115)	$15.74
Outstanding on December 31, 2015	774,545	$19.13

Stock Options

The following table summarizes information about stock option activity for the year ended December 31, 2015:

	Shares Under Option	Weighted Average Exercise Price Per Share	Weighted Average Remaining Contractual Life (Years)
Outstanding on December 31, 2014	781,321	$22.56
Granted	783,476	$15.31
Forfeited	(44,002)	$20.25
Outstanding on December 31, 2015	1,520,795	$18.89	6.17
Exercisable on December 31, 2015	273,205	$22.61	5.73
Expected to vest December 31, 2015	1,247,590	$18.08	6.27

There was no intrinsic value of options outstanding and exercisable due to the fact that the market price of the Company’s common stock as of December 31, 2015 was below the weighted average exercise price of options.  There were no options exercises in 2015.

The weighted average grant date fair value of options granted for the years ended December 31, 2015 and 2014 was $5.94 and $7.74, respectively.  The total fair value of options that vested during the year ended December 31, 2015 was $2 million.  No options vested during the year ended December 31, 2014 and no options were granted during the four months ended December 31, 2013.  Compensation cost related to stock options for the years ended December 31, 2015 and 2014 was $4 million and $1 million, respectively.

As of December 31, 2015, there was $5 million of unrecognized compensation cost related to stock options.  The cost is expected to be recognized over a weighted average period of 1.6 years.

The fair value of each option award is estimated on the date of grant using the Black-Scholes option valuation model that uses the assumptions in the following table.  Public trading of the Company’s common stock began on September 23, 2013, providing limited historical data upon which to base assumptions.  The expected term of options granted is the period of time the options are expected to be outstanding and is calculated using a simplified method based on the option’s vesting period and original contractual term.   The expected volatility was generally based on the historical volatility of a set of publicly-traded benchmark companies, taking into consideration the difference in leverage between the Company and the benchmark companies. The risk-free rate was based on the yield on U.S. Treasury notes with a term equal to the option’s expected term.

The following inputs were used for the valuation of option grants issued in each year:

	For the Years Ended December 31,
	2015	2014
Weighted-average fair value of options granted	$5.94	$7.74
Weighted-average risk-free interest rate	1.46%	1.46%
Range of risk-free interest rates	1.26% - 1.60%	1.39% - 1.51%
Weighted-average expected option lives	4.5 years	4.5 years
Expected option lives	4.5 years	4.5 years
Weighted-average volatility	46%	39%
Range of expected volatilities	40% - 49%	36% - 42%
Weighted-average expected dividend yield	0.0%	0.0%

Stock-based Awards Classified as Liabilities

Kodak will settle a portion of its 2015 incentive compensation plans with a variable amount of common stock based on the stock price at the time of settlement.  The plans include minimum performance gates and annual performance metrics for 2015.  The amount of incentive compensation to be paid is based on performance against the metrics.  The fair value of the awards is determined based on a targeted dollar amount for the expected performance against the plans’ criteria as of the balance sheet date.  The actual number of shares to be issued will be determined based on actual results achieved by Kodak, the stock price on the date of issuance and any discretion exercised by the Executive Compensation Committee. The shares will be issued under the 2013 Omnibus Incentive Plan. Stock compensation expense associated with these awards was approximately $5 million for the year ended December 31, 2015.

Predecessor

Prior to the Effective Date, Kodak had shares or share-based awards outstanding under two share-based employee compensation plans consisting of the 2005 Omnibus Long-Term Compensation Plan (the “2005 Plan”), and the 2000 Omnibus Long-Term Compensation Plan (the “2000 Plan”). In conjunction with the Plan (see Note 24, “Emergence from Voluntary Reorganization under Chapter 11 Proceedings”), all shares, options, restricted shares and other share-based awards that were outstanding on the Effective Date were canceled.

Kodak recognized stock-based compensation expense in the amount of $3 million for the eight months ended August 31, 2013.  There were no proceeds from the issuance of common stock through stock option plans for the eight months ended August 31, 2013.